Exhibit 10(h)

                  ALUMINUM COMPANY OF AMERICA

        RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

                    (Revised March 10, 1995)


1. Purpose



The purpose of this Restricted Stock Plan for Non-Employee

Directors (the "Plan") of Aluminum Company of America (the

"Company") is to increase the ownership interest in the

Company of non-employee Directors whose services are con-

sidered essential to the Company's continued growth and

progress and to provide a further incentive to serve as a

Director of the Company.  The Plan is a continuation of the

Stock Plan for Non-Employee Directors which originally became effective November 17, 1989.



2. Administration



The Plan shall be administered by a Committee consisting of

Directors who are employees of the Company and thus not

eligible to participate in the Plan (presently, the Inside

Director Committee).  Subject to the provisions of the Plan,

the Committee shall have authority to adopt rules and regu-

lations for carrying out the Plan and to interpret, construe and administer its provisions.  The decisions of the Com-

mittee shall be final and binding upon all parties.



3. Eligibility



Directors of the Company who are not employees of the Company or any subsidiary or affiliate of the Company shall be

eligible to participate in the Plan.  Any Director who is a

director or chairman of the board of directors of a subsi-

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diary or affiliate of the Company shall not, by virtue

thereof, be deemed to be an employee of the Company or such

subsidiary or affiliate for purposes of such eligibility.



4. Awards of Restricted Shares



On the date of the Company's annual shareholders meeting in

each year, each eligible Director elected at such meeting or whose term of office continues beyond the time of such

meeting shall be granted 500 Restricted Shares.  "Restricted

Shares" means shares of the Company's common stock, par value

$1.00 ("Company Stock"), which are subject to the terms and

conditions of Section 5 of this Plan.  Only shares of Company

Stock which previously have been issued and reacquired by the

Company ("treasury shares") shall be utilized for awards of

Restricted Shares under this Plan.



5. Terms and Conditions of Restrictions



(a)    Shares issued to a non-employee Director as an award

of Restricted Shares shall be subject to the following terms and conditions:



   (i)  None of the Restricted Shares may be sold, assigned,

   transferred, pledged or otherwise encumbered during the

   Restriction Period; and



   (ii)   All Restricted Shares shall be forfeited and shall

   be returned to the Company and all rights of the non-

   employee Director to such Restricted Shares shall termi-

   nate without any payment of consideration by the Company

   if a non-employee Director's service with the Board

   terminates prior to the end of the Restriction Period.

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   Each eligible non-employee Director, as a condition to

   receipt of the first award of Restricted Shares, shall

   execute and deliver to the Company a stock power in blank

   with respect to all Restricted Shares that may be awarded

   to such Director in the future.  Such stock power shall be held in custody by the secretary of the Company and shall

   be used only to effect a transfer of Restricted Shares to

   the Company in connection with a forfeiture of Restricted

   Shares by such Director.



(b)    During the Restriction Period, except following a

forfeiture as set forth in paragraph (a)(ii) above, the non-

employee Director shall beneficially own the Restricted

Shares and shall have all of the rights of a shareholder of

Company Stock (other than the right to transfer, sell,

assign, pledge or otherwise encumber the shares), including

but not limited to the right to receive all cash dividends

paid on such Restricted Shares and the right to vote such

Restricted Shares.  All shares of Company Stock or other

securities paid on Restricted Shares (whether as a dividend

or other distribution) shall be held in accordance with

Section 6 of this Plan and shall be subject to the same

restrictions as the Restricted Shares to which they relate.



6. Uncertificated Shares; Legended Certificates



(a)    All Restricted Shares shall be and remain uncerti-

ficated during the Restriction Period.  Restricted Shares

shall be held in accounts established by the Company for

each non-employee Director with First Chicago Trust Company

of New York or such other financial institution which may

act as Transfer Agent for Company Stock from time to time

(in such capacity, the "Agent").  The Company shall cause

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the Agent to issue one or more certificates for shares held in a non-employee Director's account promptly after expira-

tion of the Restriction Period.  In the event of a for-

feiture of Restricted Shares, all Restricted Shares standing in the account of such Director shall be delivered and shall belong to the Company.



(b)    Notwithstanding the foregoing, in the event any

certificate for Restricted Shares is delivered to a non-

employee Director prior to the expiration of the Restriction

Period, the Company shall cause the following legend to be

set forth thereon:



   "The transferability of this certificate and the shares of stock represented hereby is subject to the restrictions, terms and conditions (including forfeiture and restrictions on transfer, sale or pledge) contained in the Aluminum Company of America Restricted Stock Plan for Non-Employee
   Directors. A copy of that Plan is on file in the office of the secretary of Aluminum Company of America, 425 Sixth Avenue, Alcoa Building, Pitts-burgh, Pennsylvania 15219-1850."


Such legend shall not be removed from any such stock certi-

ficate until the expiration of the Restriction Period.



(c)    "Restriction Period" means, with respect to an award

of Restricted Shares, the period from the date of such award to the date the restrictions on the Restricted Shares so

awarded lapse as provided in Section 7 (a) of this Plan.  The foregoing notwithstanding, the Restriction Period for an

award of Restricted Shares shall not lapse for any reason

until at least six months following such award date.



7.  Lapse of Restrictions; Expiration of Restriction Period



(a)    The restrictions set forth in Section 5 shall lapse

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with respect to any award of Restricted Shares and the

Restriction Period shall terminate with respect thereto upon the occurrence of the earliest of the following events:

   (i)    the death of the Director;

   (ii)   the disability of the Director requiring discon-

       tinuance of service on the Board;

   (iii)  termination of Board service in order to enter

       government service;

   (iv)   resignation of the Director from the Board after

       furnishing an opinion of counsel reasonably satis-

       factory to a majority of the Board (other than the

       affected Director) to the effect that continued

       membership on the Board will result in the Director

       having a conflict of interest or suffering some

       other significant legal liability;

   (v)    a determination by a majority of the Board (other

       than the affected Director) that such Director has

       an Immediate and Severe Financial Hardship which

       cannot be met through any other means, limited to

       the number of Restricted Shares necessary to meet

       that hardship;

   (vi)   the failure of the Director to be re-elected after

       being duly nominated;

   (vii)  the failure of the Director to be nominated for

       Board service other than due to the Director's

       refusal or failure to stand for such renomination;

       or

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   (viii) termination of Board service after having reached

       retirement age under the Board's then current tenure

       policy for directors.


(b)    "Immediate and Severe Financial Hardship" shall mean

an immediate and severe financial hardship resulting from a

sudden and unexpected illness or accident of a Director or

such Director's spouse or dependents, or from a loss of such

Director's property due to casualty or other similar

extraordinary and unforseeable circumstances arising as a

result of events beyond the control of such Director.



8.  Regulatory Limitations



The Company reserves the right to take such actions with

respect to this Plan and to any Restricted Shares awarded

hereunder which in its judgment are necessary or desirable

to assure compliance with applicable securities laws and

stock exchange rules.



9.  Adjustment upon Changes in Company Stock



In the event there shall be any change in Company Stock

through merger, consolidation, reorganization, recapitaliza-

tion, stock dividend, stock split, exchange of stock or other change in the corporate structure or shares of the Company,

appropriate adjustments shall be made in the number and kind of shares or other securities or property subject to subse-

quent awards hereunder to reflect such changes.



10.  Amendment and Termination of Plan



The Board of Directors may from time to time amend, modify,

suspend or terminate this Plan, provided however that the

provisions of the Plan regarding eligibility, timing of

awards and the number of shares included in any award may

not be amended or revised more than once every six months

other than to comport with changes in the Internal Revenue

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Code of 1986, as amended, or the rules and regulations

thereunder.



11.  Withholding Taxes



The Company shall have the right to require, prior to the

delivery or release of any share certificate, payment of

any taxes required by law to be withheld with respect to

the shares.  A Director may satisfy his or her obligation

to pay any United States' Federal, state or local withholding taxes by having the Company withhold from the shares of

Company Stock to be so delivered or released or by directing the Agent to pay over to the Company from the account of such

Director with such Agent that number of shares whose Fair

Market Value on the date taxes are determined equals the

withholding amount to be paid.  "Fair Market Value" is the

mean between the high and low trading prices.



12.  Miscellaneous



This Plan shall not be construed as conferring any rights

upon any Director to continue as a Director for any period

of time, or at any particular rate of compensation.



Restricted Shares awarded hereunder shall constitute com-

pensation for services as a Director.



This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, excluding

any choice of law provisions which may indicate the applica-

tion of the laws of another jurisdiction.

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